AllianceBernstein
Second Quarter 2008 Review
Second Quarter 2008 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
July 23, 2008

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see
“Risk Factors” in Part I, Item 1A of our 2007 Form 10-K and Part II, Item 1A of our 1Q08 Form 10-Q. Any or all of the forward-looking statements that we make in this presentation, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, or any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and those listed above and below could also adversely affect our revenues, financial condition, results of operations, and business prospects.
 The forward-looking statements referred to in the preceding paragraph include statements regarding:
 • Our backlog of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
 • Lower compensation expense in future periods resulting from a decline in the value of investments related to employee deferred compensation plans: The actual performance of the capital markets and other factors beyond our control will affect the value of these investments.
 • Turbulent market conditions establishing the basis for strong relative and absolute performance in future periods: The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
Cautions regarding Forward-Looking Statements

2Q 2008
1Q 2008
12 Months*
(2.7)%
(9.4)%
(13.1)%
(5.3)%
(8.7)%
(18.8)%
1.2%
(10.2)%
(6.0)%
(1.0)%
2.2%
7.1%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

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*12 months ending June 30, 2008.
Market Performance - US

2Q 2008
1Q 2008
12 Months*
4.6%
(1.7)%
(9.1)%
(10.7)%
(2.3)%
(8.9)%
(10.6)%
(0.9)%
(11.0)%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

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*12 months ending June 30, 2008.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-US

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■ Most Value services lagged benchmarks
■ Most Growth services outperformed benchmarks
■ Fixed Income generally outperformed benchmarks
■ Alternative Investment services provided mixed absolute returns, generally in-line with the major global indices, with pockets of outperformance
Relative Investment Performance Summary: 2Q08

Institutional Investments		Retail		Private Client		Total	
Beginning of Period	**$**	**471.3**	**$**	**162.7**	**$**	**101.3**	**$**	**735.3**
Sales/New accounts		15.7		7.0		3.2		25.9
Redemptions/Terminations		(9.4)		(8.0)		(1.6)		(19.0)
Cash flow		(7.7)		(1.2)		(2.2)		(11.1)
Unreinvested dividends		-		(0.3)		(0.1)		(0.4)
Net outflows		**(1.4)**		**(2.5)**		**(0.7)**		**(4.6)**
Transfers[(1)]		(0.2)		0.2		-		-
Market depreciation		**(8.7)**		**(3.7)**		**(1.7)**		**(14.1)**
End of Period	**$**	**461.0**	**$**	**156.7**	**$**	**98.9**	**$**	**716.6**
% Total at end of period		*64%*		*22%*		*14%*		*100%*
% Change from beg of period		*-2%*		*-4%*		*-2%*		*-3%*

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Three Months Ended June 30, 2008

$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Channel

Institutional Investments		Retail		Private Client		Total	
Beginning of Period[1]	**$**	**500.8**	**$**	**185.4**	**$**	**106.9**	**$**	**793.1**
Sales/New accounts		64.5		34.5		14.6		113.6
Redemptions/Terminations		(32.9)		(36.7)		(5.8)		(75.4)
Cash flow		(23.4)		(4.8)		(5.1)		(33.3)
Unreinvested dividends		-		(1.3)		(0.5)		(1.8)
Net inflows/(outflows)		**8.2**		**(8.3)**		**3.2**		**3.1**
Transfers[2]		0.3		(0.2)		(0.1)		-
Market depreciation		**(48.3)**		**(20.2)**		**(11.1)**		**(79.6)**
End of Period	**$**	**461.0**	**$**	**156.7**	**$**	**98.9**	**$**	**716.6**
% Total at end of period		*64%*		*22%*		*14%*		*100%*
% Change from beg of period		*-8%*		*-16%*		*-7%*		*-10%*

(1) Prior period AUM has been adjusted to reflect client assets associated with existing services previously not included.

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Twelve Months Ended June 30, 2008

$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Channel

Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period	**$ 341.8**	**$ 170.0**	**$ 202.6**	**$ 20.9**	**$ 735.3**
Sales/New accounts	10.6	5.4	7.3	2.6	25.9
Redemptions/Terminations	(7.1)	(5.9)	(5.9)	(0.1)	(19.0)
Cash flow	(6.3)	(2.2)	(1.8)	(0.8)	(11.1)
Unreinvested dividends	-	-	(0.4)	-	(0.4)
Net inflows/(outflows)	**(2.8)**	**(2.7)**	**(0.8)**	**1.7**	**(4.6)**
Market appreciation/(depreciation)	**(12.9)**	**1.5**	**(2.3)**	**(0.4)**	**(14.1)**
End of Period[2]	**$ 326.1**	**$ 168.8**	**$ 199.5**	**$ 22.2**	**$ 716.6**
% Total at end of period	*45%*	*24%*	*28%*	*3%*	*100%*
% Change from beg of period	*-5%*	*-1%*	*-2%*	*6%*	*-3%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Approximately $159 billion in Blend Strategies AUM are reported in their respective services.

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Three Months Ended June 30, 2008

$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Investment Service

Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period[2]	**$ 388.2**	**$ 185.9**	**$ 187.9**	**$ 31.1**	**$ 793.1**
Sales/New accounts	57.3	25.4	27.2	3.7	113.6
Redemptions/Terminations	(28.5)	(22.1)	(17.3)	(7.5)	(75.4)
Cash flow	(19.1)	(7.6)	(4.1)	(2.5)	(33.3)
Unreinvested dividends	(0.1)	(0.1)	(1.6)	-	(1.8)
Net inflows/(outflows)	**9.6**	**(4.4)**	**4.2**	**(6.3)**	**3.1**
Market appreciation/(depreciation)	**(71.7)**	**(12.7)**	**7.4**	**(2.6)**	**(79.6)**
End of Period[3]	**$ 326.1**	**$ 168.8**	**$ 199.5**	**$ 22.2**	**$ 716.6**
% Total at end of period	*45%*	*24%*	*28%*	*3%*	*100.0%*
% Change from beg of period	*-16%*	*-9%*	*6%*	*-29%*	*-10%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Prior period AUM has been adjusted to reflect client assets associated with existing services previously not included.

(3) Approximately $159 billion in Blend Strategies AUM are reported in their respective services.

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Twelve Months Ended June 30, 2008

$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Investment Service

($ Billions)	Ended June 30, 2008 3 months	12 months
Beginning AUM	**$ 471.3**	**$ 500.8**
Net Flows	(1.4)	8.2
Transfers[1]	(0.2)	0.3
Market Depreciation	(8.7)	(48.3)
Ending AUM	**$ 461.0**	**$ 461.0**
% Total	*64%*	*64%*
% Change	*-2%*	*-8%*

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■ Global and International services
 accounted for 91% of new sales
■ Fixed Income represented nearly 30%
 of gross sales
■ Pipeline down slightly versus 1Q08 at
 $15 billion
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Institutional Investments Highlights: 2Q08

($ Billions)	Ended June 30, 2008 3 months	12 months
Beginning AUM	**$ 162.7**	**$ 185.4**
Net Flows	(2.5)	(8.3)
Transfers[1]	0.2	(0.2)
Market Depreciation	(3.7)	(20.2)
Ending AUM	**$ 156.7**	**$ 156.7**
% Total	*22%*	*22%*
% Change	*-4%*	*-16%*

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■ Net outflows driven by:

  ➢ Both US and non-US clients

  ➢ Primarily Equity services
■ Net outflows slowed versus 1Q08 due
 to lower redemptions
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Retail Highlights: 2Q08

($ Billions)	Ended June 30, 2008 3 months	 12 months
Beginning AUM	**$ 101.3**	**$ 106.9**
Net Flows	(0.7)	3.2
Transfers[(1)]	-	(0.1)
Market Depreciation	(1.7)	(11.1)
Ending AUM	**$ 98.9**	**$ 98.9**
% Total	*14%*	*14%*
% Change	*-2%*	*-7%*

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(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Private Client Highlights: 2Q08
■ Modest net outflows - first
 quarter in more than seven
 years

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■ Revenue up 7% Y/Y driven by US but down sequentially in both US and
 Europe, versus an exceptionally robust first quarter
■ In a leading independent survey of institutional investors covering US and
 European equities, Bernstein was again ranked #1 on key metrics of research quality, including:
 ➢ greatest knowledge of companies and industries
 ➢ most trusted
 ➢ analyst service quality
 ➢ quality of research product
■ Ranked #1 in the US and #2 in the UK/Europe for trade execution quality and value-add during 2007 among full service brokers in ITG's
 BrokersEDGE survey
Institutional Research Services Highlights: 2Q08

Non-U.S. $300 38%
U.S. $493 62%
U.S. $330 42%
Global & Int'l $463 58%
Non-U.S. $289 40%
U.S. $428 60%
U.S. $271 38%
Global & Int'l $446 62%

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by Client Domicile
by Investment Service
$ Billions
Total AUM at
Jun 30, 2008
$717 Billion
Total AUM at
Jun 30, 2007
$793 Billion
Down
10%
Global Asset Mix

($ Billions)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$3.6
$4.8
$7.2
$9.7
$9.6
$10.1
2004
2005
2006
2007
1Q08
2Q08

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($ Billions)
+35%
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of
AllianceBernstein.
+50%
+35%
-1%
*Consists of Hedge Funds, Stand-alone Currency and Venture Capital
+5%
Alternative Investment Services AUM*

$ Millions

	2Q 2008	2Q 2007	Percent Change	
Revenues:				
Advisory Fees	$ 795	$ 845	-6%	■ - Lower AUM in all channels - Lower performance fees
Distribution	108	119	-9%	■ Lower average mutual fund AUM
Institutional Research Services	110	103	7%	■ Higher US revenues
Dividend and Interest Income	21	70	-70%	■ - Outsourcing of prime brokerage - Lower interest rates
Investment Gains (Losses)	9	46	-80%	■ - $25M in M-T-M gains in Venture Capital - 2Q08 M-T-M losses of $12M on deferred compensation-related investments vs. $42M gain in 2Q07
Other Revenues	31	31	-	
Total Revenues	1,074	1,214	-12%	
Less: Interest Expense	10	55	-81%	■ - Outsourcing of prime brokerage - Lower interest rates
Net Revenues	**$ 1,064**	**$ 1,159**	**-8%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter 2008 Revenues

$ Millions	2Q 2008	2Q 2007	Percent Change	
Ending AUM ($ Billions)	**$ 717**	**$ 793**	-10%	■ Down $19B (3%) sequentially
Average AUM ($ Billions)	**$ 748**	**$ 775**	-3%	■ Down $11B (1%) sequentially
By Fee Type ($ Millions):				
Base Fees	$ 791	$ 822	-4%	■ Lower AUM
Performance Fees	4	23	-83%	■ Lower long-only fees
Total	**$ 795**	**$ 845**	-6%	
By Channel ($ Millions):				
Institutional Investments	$ 353	$ 374	-6%	■ Lower average AUM; Lower performance fees
Retail	215	237	-9%	■ Lower average AUM
Private Client	227	234	-3%	■ Lower billable AUM
Total	**$ 795**	**$ 845**	-6%	

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NOTE: Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter 2008 Advisory Fees

$ Millions

	2Q 2008	2Q 2007	Percent Change	
Employee Comp & Benefits	$ 428	$ 476	-10%	- Lower incentive compensation - Lower commissions - Higher headcount
Promotion & Servicing	157	173	-9%	- Lower distribution plan payments - Lower controllable expenses
General & Administrative	138	136	1%	- Higher infrastructure costs - Employee arbitration-related insurance recovery
Interest	3	7	-54%	
Amortization of Intangibles	5	5	-	
Total	**$ 731**	**$ 797**	**-8%**

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter 2008 Operating Expenses

$ Millions	2Q 2008	2Q 2007	Percent Change	
Base Compensation	$ 131	$ 111	18%	■ 9% higher headcount and merit raises
Incentive Compensation	151	203	-25%	■ - Lower cash IC accrual - $7M deferred compensation reduction in 2Q08 due to M-T-M losses on related investments vs. $19M increase in 2Q07
Commissions	102	114	-10%	■ - Lower Retail, Private Client and Institutional Investments - Higher Institutional Research Services
Fringes & Other	44	48	-8%	■ Lower recruitment
Total	**$ 428**	**$ 476**	**-10%**

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NOTE: Percentages are calculated using expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter 2008 Compensation & Benefits

$ Millions

	2Q 2008	2Q 2007	Percent Change
Net Revenues	$ 1,064	$ 1,159	-8%
Operating Expenses	731	797	-8%
Operating Income	333	362	-8%
Non-Operating Income	3	4	-11%
Income before Income Taxes and Non-Controlling Interest in Earnings	336	366	-8%
Income Taxes	31	29	8%
Non-Controlling Interest in Earnings	**25**	**2**	**1,080%**
Net Income	**$ 280**	**$ 335**	**-16%**
Operating Margin[(1)]	28.9%	31.0%

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(1) "Operating Margin" = (Operating Income - Non-Controlling Interest in Earnings)/Net Revenues
(NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter 2008 Net Income

$ Millions (except per Unit amounts)	2Q 2008	2Q 2007	Percent Change
AllianceBernstein:			
Net Income	$ 280	$ 335	-16%
Weighted Average Equity Ownership Interest	33.2%	32.9%	
AllianceBernstein Holding:			
Equity in Earnings	$ 93	$ 110	-16%
Income Taxes	9	9	-
Net Income	$ 84	$ 101	-17%
Diluted Net Income Per Unit	$ 0.96	$ 1.16	-17%
Distributions Per Unit	$ 0.96	$ 1.16	-17%

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NOTE: Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
AllianceBernstein Holding Financial Results

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AllianceBernstein® and the AB AllianceBernstein Logo are trademarks and service marks owned by AllianceBernstein L.P.

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Index	2Q 08	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	(2.7)	(13.1)	4.4	13.8
Russell 1000 Growth	1.2	(6.0)	5.9	18.8
Russell 1000 Value	(5.3)	(18.8)	3.5	11.0
MSCI Emerging Markets	(0.9)	4.6	27.1	105.5
MSCI EAFE	(2.3)	(10.6)	12.8	43.7
MSCI World	(1.7)	(10.7)	8.9	29.1
Lehman Aggregate Bond	(1.0)	7.1	4.1	12.8

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Market Environment

Institutional Equity Composites vs. Benchmarks

			Annualized			
Service	**2Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Benchmark**
Global Research Growth	0.6	0.3	(0.1)	0.1	3.5	MSCI World (net)
US Large Cap Growth	1.7	1.6	0.3	0.2	0.6	Russell 1000 Growth
Int'l Research Growth All Country	3.9	8.3	4.8	1.6	N/A	MSCI ACWI ex US (net)
US Research Growth	4.8	3.6	0.5	1.0	(0.1)	S&P 500 Index
U.S. Small Cap Growth	0.6	(0.7)	0.7	1.0	2.5	Russell 2000 Growth
Global Large Cap Growth	5.0	10.2	3.2	0.8	(1.0)	MSCI World (net)
Int'l Large Cap Growth	4.8	7.8	1.4	(0.5)	0.5	MSCI EAFE(net)
Emerging Markets Growth	1.4	0.6	(0.8)	0.2	2.4	MSCI EM (net)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees.

Composite and benchmark data through 6/30/08. Performance is preliminary.

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Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

Service	2Q08	1 Year	Annualized 3 Years	Annualized 5 Years	Annualized 10 Years	Benchmark
U.S. Diversified Value	(2.4)	(5.7)	(2.6)	(2.0)	N/A	Russell 1000 Value
U.S. Strategic Value	(3.5)	(9.7)	(2.7)	(0.2)	2.2	S&P 500
U.S. Strategic Value	(0.9)	(4.0)	(1.8)	(1.6)	0.2	Russell 1000 Value
International Value	-	(5.5)	0.7	1.6	N/A	MSCI EAFE (Cap, UH)
Global Value	(1.8)	(8.7)	0.1	1.3	3.4	MSCI World (Cap, UH)
Emerging Markets Value	1.4	(4.6)	(2.7)	2.4	4.5	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees.
Composite and benchmark data through 6/30/08. Performance is preliminary.

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Relative Performance: Institutional Value Equity (After Fees)(1)

Blend Strategies Equity Composites vs. Benchmarks

Service	2Q08	1 Year	Annualized 3 Years	Annualized Since Inception	Benchmark
Global Blend Strategies (2)	(0.5)	(4.6)	0.0	0.7	MSCI World
International Blend Strategies (3)	2.0	0.9	0.5	1.3	MSCI EAFE
U.S. Blend Strategies (4)	1.1	(1.1)	(1.0)	(0.4)	S&P 500
Emerging Markets Blend Strategies (5)	1.3	(2.4)	(2.2)	2.7	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees. (2) Global Blend Strategies Inception = 6/30/03. (3) Int'l Blend Strategies Inception = 12/31/01.
(4) U.S. Blend Strategies Inception = 12/31/01 (5) EM Blend Strategies Inception = 12/31/01.
Composite and benchmark data through 6/30/08. Performance is preliminary.

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Relative Performance: Blend Strategies (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

Service	2Q08	1 Year	Annualized 3 Years	Annualized 5 Years	Annualized 10 Years	Benchmark[2]
Corporate Bonds	0.5	(0.8)	(0.2)	(0.0)	0.2	Custom Corporate Index
Strategic Core Plus	0.5	(1.8)	(0.1)	0.3	N/A	Lehman Aggregate Bond Index
Global Plus	0.8	(0.8)	0.3	0.6	N/A	Lehman Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.3	0.7	0.7	0.6	0.1	CitiGroup WGBI - Unhedged
Emerging Mkt. Debt	0.1	(1.7)	1.1	0.9	2.6	JPM EMBI Global
Low Duration	0.7	(7.1)	(2.3)	(1.2)	(0.6)	Merrill Lynch U.S. Treasury (1-3 Years)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees. (2) The benchmarks listed are the current benchmarks for the investment service – certain benchmarks have evolved over time and therefore are time blended.

Composite and benchmark data through 6/30/08. Performance is preliminary.

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Relative Performance: Institutional Fixed Income (After Fees)(1)

2Q 08	1 Year	Annualized 3 Year	5 Year
Fully Diversified Simulation (2)	(2.0)	(7.4)	5.3	7.9
S&P 500	(2.7)	(13.1)	4.4	7.6

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. (1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:

Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.

The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.

No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Absolute Performance: Private Client (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

			Annualized			
Service	2Q08	1 Year	3 Years	5 Years	10 Years	Benchmark or Lipper Avg.
Global Research Growth	0.7	(2.2)	(1.1)	(0.8)	N/A	Global Large Cap Growth
U.S. Large Cap Growth	1.0	(0.2)	(0.9)	(0.4)	(2.8)	Large Cap Growth
International Growth	4.1	5.4	1.7	4.3	2.9	International Multi-Cap Growth
Emerging Markets	0.7	0.8	(1.2)	(0.5)	0.7	Morningstar Equity Global Emerging Markets
U.S. Growth	0.9	(2.7)	(5.1)	(2.2)	(4.2)	Multi Cap Growth
U.S. Mid Cap Growth	(9.8)	(7.8)	(5.7)	(2.3)	(4.0)	Mid Cap Growth

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein, Lipper, and S&P. Mutual fund, Lipper, and S&P performance data through 06/30/08.

|

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

Service	2Q08	1 Year	Annualized 3 Years	 5 Years	 10 Years	Lipper Average
International Value	(2.8)	(6.1)	0.7	0.9	N/A	International Large Cap Value
Growth & Income	0.4	(1.1)	(1.2)	(1.3)	0.4	Large Cap Value
U.S. Small/Mid Cap Value	(3.2)	0.1	(0.2)	0.3	N/A	Mid Cap Value
U.S. Value	(4.5)	(8.8)	(3.7)	(2.0)	N/A	Large Cap Value
Global Value	(0.6)	(2.1)	1.6	1.6	N/A	Global Large Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 6/30/08.

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Value Equity (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

			Annualized			
Service	**2Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Peer Group Average**
Global High Yield Portfolio	(0.7)	(7.6)	(1.0)	0.8	(0.2)	Morningstar Fixed Income Global High Yield
American Income Portfolio	0.7	(2.5)	1.1	2.3	1.2	Morningstar Fixed Income USD
Global Bond	0.8	(1.5)	2.5	1.7	3.3	Lipper Global Income Funds

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 6/30/08. Performance is preliminary.

I

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

			Annualized		
Service	2Q08	1 Year	3 Year	Since Inception	Morningstar Average
Wealth Preservation	(0.8)	(0.3)	0.8	0.7	Conservative Allocation
Balanced Wealth	(1.0)	(1.6)	1.1	0.9	Moderate Allocation
Wealth Appreciation	(0.6)	(1.5)	2.2	1.9	Large Blend

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 6/30/08.

|

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Wealth Strategies (After Fees)(1)

U.S. Strategic Value	31-Dec-73	+ 2.1 %
U.S. Small/Mid Cap Value	31-Dec-00	+ 4.5
U.S. Diversified Value	30-Jun-86	+ 0.6
Global Diversified Value	31-Mar-98	+ 1.2
Global Strategic Value	30-Apr-01	+ 5.6
Global Value	30-Sep-95	+ 2.4
International Diversified Value	30-Sep-00	+ 3.5
International Strategic Value	31-Mar-01	+ 5.2
International Value (EAFE)	30-Sep-99	+ 4.1
Emerging Markets Value	31-Dec-95	+ 2.6
Australian Value	30-Jun-03	- 0.5
Canadian Value	31-Dec-97	+ 2.3
European Value	30-Jun-97	+ 1.5
Japan Strategic Value	31-Mar-02	+ 6.1
U.K. Value	30-Jun-00	+ 1.5

U.S. Style Blend	31-Dec-01	- 0.4 %
Global Style Blend	30-Jun-03	+ 0.7
International Style Blend	31-Dec-01	+ 1.3
Emerging Markets Style Blend	31-Dec-01	+ 2.7

U.S. Growth	31-Dec-70	+ 3.6 %
U.S. Small Cap Growth	31-Dec-70	+ 3.8
U.S. Mid Cap Growth	31-Mar-99	+ 1.3
U.S. Large Cap Growth	31-Dec-77	+ 2.7
U.S. Disciplined Growth	31-Dec-87	- 0.5
Global Research Growth	31-Dec-91	+ 3.9
International Large Cap Growth	31-Dec-90	+ 0.7
Emerging Markets Growth	30-Sep-91	+ 1.7
European Concentrated Growth	30-Jun-98	- 1.1
Australian Growth	30-Jun-00	- 0.9
Japan Growth	30-Sep-91	+ 2.9
U.K. Growth	31-Dec-04	+ 2.2

U.S. High Yield	31-Dec-86	- 0.5 %
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.3
U.S. Low Duration	31-Dec-95	- 0.5
U.S. Strategic Core Plus	30-Jun-01	+ 0.1
Global Fixed Income	30-Jun-86	+ 0.4
Global-Plus Fixed Income	30-Jun-01	+ 0.3
Emerging-Market Debt	30-Jun-94	+ 2.7
Euro Income Composite	31-Mar-99	- 1.5
Canadian Core Plus Advanced	30-Sep-02	+ 2.2
Japan Credit	30-Sep-00	- 0.2

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Bernstein Value Equities
Inception
Date
 Inception-
Jun 2008
Alliance Growth Equities
Inception
Date
AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment
Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
AllianceBernstein Blend Strategies
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
 Inception-
Jun 2008
Investment Performance: Delivering Results for Clients

In $ Million	6/30/08	12/31/07
Assets		
Cash and cash equivalents	$ 681.4	$ 576.4
Cash and securities, segregated	1,799.6	2,370.0
Receivables, net	1,408.2	1,633.6
Investments:		
Related to Deferred Compensation	646.1	547.5
Other	310.3	367.6
Goodwill, net	2,893.0	2,893.0
Intangible assets, net	253.8	264.2
Deferred sales commissions, net	159.1	183.6
Other (incl. furniture & equipment, net)	532.5	532.9
Total Assets	**$ 8,684.0**	**$ 9,368.8**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 2,498.2	$ 3,297.9
Accounts payable and accrued expenses	318.2	389.3
Accrued compensation and benefits	621.9	458.9
Debt	495.8	533.9
Non-Controlling interest in consolidated subsidiaries	189.0	147.6
Total Liabilities	4,123.1	4,827.6
Partners' Capital	4,560.9	4,541.2
Total Liabilities and Partners' Capital	**$ 8,684.0**	**$ 9,368.8**

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Consolidated Balance Sheet

Three Months Ended	
	6/30/08	6/30/07
Cash Flows From Operating Activities:		
Net income	$ 527.7	$ 602.6
Non-cash items:		
Amortization of deferred sales commissions	42.5	49.5
Amortization of non-cash deferred compensation	31.8	25.5
Depreciation and other amortization	52.1	53.7
Other, net	58.4	(48.6)
Changes in assets and liabilities	55.0	222.8
Net cash provided by operating activities	**767.5**	**905.5**
Cash Flows From Investing Activities:		
Purchases of investments	(6.1)	(15.9)
Proceeds from sales of investments	10.0	27.0
Additions to furniture, equipment and leaseholds	(45.4)	(55.4)
Net cash used in investing activities	**(41.5)**	**(44.3)**
Cash Flows From Financing Activities:		
Repayment of commercial paper, net	(167.0)	(29.1)
Proceeds from bank loans, net	120.0	-
(Decrease) in overdrafts payable	(34.0)	(21.0)
Cash distributions to general partner and unitholders	(555.7)	(684.1)
Other	9.9	24.5
Net cash used in financing activities	**(626.8)**	**(709.7)**
Effect of exchange rate change on cash and cash equivalents	5.8	6.5
Net increase in cash and cash equivalents	105.0	158.0
Cash and cash equivalents at the beginning of period	576.4	546.8
Cash and cash equivalents at the end of period	**$ 681.4**	**$ 704.8**

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
In $ Millions
AllianceBernstein Consolidated Statement of Cash Flows

6,000
5,000
4,000
3,000
2,000
1,000
-

	2003	2004	2005	2006	2007	1Q08	2Q08
Total Headcount	4,060	4,100	4,312	4,914	5,580	5,585	5,635

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Headcount up 8.8% versus 2Q07 and 0.9% sequentially
AllianceBernstein Headcount Growth

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
$8,303
$10,663
$13,351
$9,568
$792
$8,452
($1,500)
($4,659)
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Total Net Flows
$ Millions

9,000
7,000
5,000
3,000
1,000
(1,000)
(3,000)
(5,000)
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
Institutional
Retail
Private Client

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Net Flows by Distribution Channel
$ Millions

12,000
10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
Value
Growth
Fixed
Passive

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Net Flows by Investment Service
$ Millions

AllianceBernstein

Second Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
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